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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 14, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                        1-16455               76-0655566
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


                   1000 MAIN
                HOUSTON, TEXAS                            77002
   (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto and incorporated by reference herein are the consolidated interim financial statements of Orion Power Holdings, Inc.(Orion Power), a wholly-owned subsidiary of Reliant Resources, Inc. (Reliant Resources), and management's narrative analysis of financial condition and results of operations for the quarterly period ended September 30, 2003.

The consolidated interim financial statements for the quarterly period ended September 30, 2003, include a change in method to comply with Securities and Exchange Commission requirements applied by Reliant Resources and its wholesale energy segment in allocating corporate, support services and other common costs to Orion Power and its subsidiaries. This change in methodology has been applied retroactively to all periods presented. See note 1 to the attached consolidated interim financial statements.



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                                    SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                              RELIANT RESOURCES, INC.
                                                       (Registrant)



Date: November 14, 2003        By: /s/ Thomas C. Livengood
                                  ---------------------------------
                                  Thomas C. Livengood
                                  Vice President and
                                  Controller






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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT DESCRIPTION
-------        -------------------
99.1           Consolidated interim financial statements of Orion Power
               Holdings, Inc., a wholly-owned subsidiary of Reliant Resources,
               Inc., and management's narrative analysis of financial condition and results of operations for the quarterly period ended
               September 30, 2003.